-----------------------------
                                  OMB APPROVAL
                          -----------------------------
                              OMB NUMBER: 3235-0059
                          -----------------------------
                           EXPIRES: DECEMBER 31, 2002
                          -----------------------------
                            ESTIMATED AVERAGE BURDEN
                          HOURS PER RESPONSE. . .13.12
                          -----------------------------


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                        [ ] PRELIMINARY PROXY STATEMENT

     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                  14A-6(E)(2))

                          [X] DEFINITIVE PROXY STATEMENT

                       [ ] DEFINITIVE ADDITIONAL MATERIALS

             [ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-12

                                  THE GCG TRUST
 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 -------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

     1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380
                                  June 10, 2002

Dear Valued Contract Owner:

I am writing to advise you of certain proposals that effect the series of The GCG Trust (the "Trust") in which your ING Variable Annuity Contract or ING Variable Insurance Contract invests. Enclosed is a Notice and Proxy Statement for a Special Meeting of Shareholders of the Trust that describe these proposed changes in detail.

The Special Shareholder Meeting is scheduled to be held at 10:00 a.m. Eastern time on July 10, 2002 at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380. Please take the time to read the Proxy Statement and cast your vote.

The purpose of the Meeting is to seek your approval on a number of proposals. The following are the proposals for which shareholder approval is sought:

     1. To consider and approve a "Manager-of-Managers" arrangement for the Trust to permit the Trust and Directed Services, Inc. ("DSI"), in its capacity as the Trust's manager, to enter into and materially amend agreements with portfolio managers (sub-advisers) without obtaining the approval of shareholders.

     2. To consider and approve an Amended Management Agreement between the Trust and DSI to (i) provide for the implementation of the Manager-of-Managers arrangement; (ii) reduce the management fee paid to DSI for those Series that have commenced operations as of April 30, 2002; (iii) modify the manner in which certain expenses are allocated between the Trust and DSI; and (iv) clarify that the Trust absorbs the cost of liability insurance coverage for the Independent Trustees.

     3. To consider and approve a new Portfolio Management Agreement among the Trust on behalf of the Capital Appreciation Series, Directed Services, Inc. and Jennison Associates LLC.

The Trust's Board of Trustees has concluded that all three proposals are in the best interests of the Trust and its shareholders, and recommends that you cast your vote "FOR" the approval of these changes.

You may vote in three ways. To vote by mail, please sign and return the Proxy Card in the enclosed postage-paid envelope. To vote by phone, please call toll-free 1-800-597-7836. To vote by Internet, please go to https://vote.proxy-direct.com.

We appreciate your participation and prompt response in this matter and thank you for choosing ING. Should you have any questions, please do not hesitate to contact our helpful Client Services Team at 1-800-366-0066.

Sincerely,

/S/Mary Bea Wilkinson

Mary Bea Wilkinson
President
The GCG Trust

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380
                                  800-366-0066

                          NOTICE OF SPECIAL MEETING OF
                          SHAREHOLDERS OF THE GCG TRUST

                                 JULY 10, 2002

         A Special Meeting of the Shareholders of The GCG Trust (the "Trust") will be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on July 10, 2002, at 10:00 a.m., Eastern time (the "Meeting"). The proposals to be considered at the Meeting are detailed in the attached Proxy Statement and summarized below:

     1. To consider and approve a "Manager-of-Managers" arrangement for the Trust to permit the Trust and Directed Services, Inc., in its capacity as the Trust's manager, to enter into and materially amend agreements with certain portfolio managers (sub-advisers) without obtaining the approval of shareholders.

     2. To consider and approve an Amended Management Agreement between the Trust and Directed Services, Inc.

     3. To consider and approve a new Portfolio Management Agreement among the Trust on behalf of the Capital Appreciation Series, Directed Services, Inc. and Jennison Associates LLC.

         The persons named as proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournment(s) thereof.

         The Board of Trustees has fixed the close of business on April 30, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                                              By Order of the Board of Trustees
                                              Kimberly J. Smith
                                              Secretary

June 10, 2002
West Chester, PA

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PROPOSALS. YOUR VOTE IS IMPORTANT!

--------------------------------------------------------------------------------
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE OR VOTE BY INTERNET AT HTTPS://VOTE.PROXY-DIRECT.COM OR TELEPHONE BY CALLING 1-800-597-7836.

  IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.

                       This page intentionally left blank.

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                                  800-366-0066

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS

                                OF THE GCG TRUST
                                  TO BE HELD ON
                                  JULY 10, 2002

         This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust") of proxies to be voted at a Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on July 10, 2002, at 10:00 a.m. Eastern time or at any and all adjournment(s) thereof. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 14, 2002.

         The Board has fixed the close of business on April 30, 2002, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Series of the Trust (the "Series") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

         The Board is soliciting shareholder votes on Proposals 1 and 2 affecting all of the Series of the Trust, and Proposal 3 that affects only the Capital Appreciation Series. The following table identifies each Proposal to be presented at the Meeting and the Series whose shareholders the Board is soliciting with respect to that Proposal:

  -------------------------------------------------------------------------- ----------------------
  PROPOSAL                                                                   AFFECTED SERIES
  1.   To consider and approve a "Manager-of-Managers" arrangement for the   All Series
       Trust to permit the Trust and Directed Services, Inc., in its capacity as the Trust's manager, to enter into and materially amend agreements with certain portfolio managers
       (sub-advisers) without obtaining the approval of shareholders.
  2.   To consider and approve an Amended Management Agreement between the   All Series
       Trust and Directed Services, Inc.
  3.   To consider and approve a new Portfolio Management Agreement among    Capital Appreciation
       the Trust on behalf of the Capital Appreciation Series, Directed       Series
       Services, Inc. and Jennison Associates LLC

  -------------------------------------------------------------------------- --------------------

         A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending and revoking it at the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Directed Services, Inc. ("DSI") or their agents or affiliates personally or by telephone. Expenses in connection with the solicitation of proxies for Proposals 1, 2 and 3 will be borne by DSI, the manager of the Series.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, EITHER BY WRITING TO THE TRUST AT 1475 DUNWOODY DRIVE, WEST CHESTER, PENNSYLVANIA 19380, OR BY CALLING TOLL-FREE 1-800-366-0066. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         The Trust knows of no items of business other than the Proposals mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

                                   PROPOSAL 1

        APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE TRUST TO
                PERMIT THE TRUST AND DIRECTED SERVICES, INC. TO
    ENTER INTO, OR MATERIALLY AMEND, CERTAIN PORTFOLIO MANAGEMENT AGREEMENTS
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

         SUMMARY

         Investment management services are currently being provided to the Trust and each of its Series by Directed Services, Inc. ("DSI"), an indirect subsidiary of ING Groep, N.V., located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement between DSI and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series. DSI is also responsible for monitoring and evaluating the performance of the Trust's various portfolio managers.

         Under the Trust's current Management Agreement dated October 24, 1997 (the "Current Management Agreement"), DSI monitors the investment program of each portfolio manager, reviews all data and financial reports prepared by each portfolio manager, establishes and maintains communications with each portfolio manager, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third party contracts and regulatory compliance reports. In its capacity as manager to the Trust, DSI also currently oversees and monitors the performance of the Trust's portfolio managers, and is responsible for determining whether to recommend to the Board that a particular portfolio management agreement be entered into or terminated. A determination of whether to recommend the termination of a portfolio management agreement depends on a number of factors, including, but not limited to, the portfolio manager's performance record while managing the Series.

         Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that a majority of the outstanding shares of a Series approve all written sub-advisory agreements (each a "portfolio management agreement"). Consequently, any recommendations concerning the appointment of a new portfolio manager or material modification of a portfolio management agreement that are made by DSI and approved by the Trust's Board must also be presented for approval to the particular Series' shareholders at a special meeting of the shareholders called for that purpose.

         Shareholders of each Series of the Trust are being asked to approve a new "Manager-of-Managers" arrangement permitting DSI, as manager to each Series and the Trust, to enter into certain portfolio management agreements, or to materially modify certain existing portfolio management agreements, without such portfolio management agreement being approved by the shareholders of the applicable Series. Under these circumstances, DSI would act as a "Manager-of Managers."

         PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT

         On March 4, 2002, DSI and the Trust filed with the Securities and Exchange Commission (the "SEC") an application (the "Application") seeking an exemption from Section 15(a) (and certain other provisions of the 1940 Act). On May 24, 2002, the SEC issued an exemptive order (the "Order") granting the relief requested to permit DSI, with the approval of the Trust's Board of Trustees, to enter into or materially modify portfolio management agreements without requiring shareholder approval. The Trust will continue to obtain shareholder approval of a portfolio management agreement with a portfolio manager considered to be an "affiliated person" (as defined in the 1940 Act) of the Trust or DSI, other than by reason of serving as a portfolio manager to one or more of the Series ("Affiliated Portfolio Manager"). In addition, the Trust's Board and DSI would not be able to materially amend the Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         The Order also permits the Trust to disclose in its registration statement the aggregate compensation paid to portfolio managers, without disclosing to shareholders the precise amount of fees paid to each portfolio manager. The Trust and DSI anticipate that this will benefit shareholders to the extent that it will give the Trust and DSI additional flexibility to implement portfolio manager changes or materially modify portfolio management agreements when needed, and to avoid numerous and expensive proxy solicitations. Many portfolio managers charge for advisory services according to a predetermined fee schedule. While portfolio managers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of portfolio management fees paid to all portfolio managers, rather than to each portfolio manager, will encourage portfolio managers to negotiate lower portfolio management fees with DSI.

         In the future, the Trust and DSI may seek SEC exemptive relief, rely on relief obtained by an affiliate or rely on any further SEC Rule or Regulation, that would permit DSI to enter into or materially modify portfolio management agreements with Affiliated Portfolio Managers without shareholder approval. With seeking approval of the Manager-of-Manager arrangements granted under the Order, we are seeking shareholder approval, subject to necessary regulatory relief, to also apply the Manager-of-Manager arrangement to Affiliated Portfolio Managers.

         The Manager-of-Managers arrangement will enable the Trust to operate with greater efficiency by allowing DSI to employ portfolio managers best suited to the needs of the Series, without incurring the expense and delays associated with obtaining shareholder approval of portfolio managers or portfolio management agreements. If shareholders of the Series approve the Manager-of-Managers arrangement, the Trust will enter into an amended Management Agreement (the "Amended Management Agreement"), as more particularly described in Proposal 2, with DSI, which will be subject to approval by each Series' shareholders, and which will authorize DSI to, among other things, implement the Manager-of-Managers arrangement.

         CONDITIONS OF THE EXEMPTIVE RELIEF

         Under the terms of the Order, the Trust and DSI are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before DSI and the Trust may implement the arrangement described above permitting them to enter into or materially amend portfolio management agreements. In addition, the Trust must continue to obtain shareholder approval to approve or materially modify a portfolio management agreement with an Affiliated Portfolio Manager. Furthermore, within 90 days of a change to a portfolio's management arrangement, the Trust must provide the affected Series' shareholders with an information statement that contains information about the portfolio manager and portfolio management agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the portfolio management fee. Another condition requires that a majority of the Board consists of Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust ("Independent Trustees"), and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees. In addition, if the name of any Series contains the name of the portfolio manager, the Series' name will be changed to also contain the name of DSI or the name of the entity controlling, controlled by, or under common control with, DSI. The Order also requires DSI to provide the Board no less frequently than quarterly, information about DSI's profitability on a per portfolio basis, which reflects the impact on DSI's profitability of the hiring or termination of any portfolio manager during the applicable quarter.

         CONSIDERATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Trust's Board of Trustees, including the Independent Trustees, considered certain information and representations provided by DSI. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. The Trust's Board initially met on February 26, 2002 to review and consider, among other things, information relating to the Manager-of-Managers arrangement. At that time, the Trust's Board authorized the submission of the Application to the SEC. On May 24, 2002, the Trust's Board voted to submit this Proposal to shareholders of each Series.

         After carefully considering the Trust's contractual arrangement under which DSI has been engaged as a manager and the portfolio managers serve as sub-advisers, and DSI's experience in recommending and monitoring portfolio managers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of the portfolio managers to be conducted by DSI. The Board also believes that this approach would be consistent with shareholders' expectations that DSI will use its expertise to recommend to the Board qualified candidates to serve as portfolio managers.

         The Board will continue to provide oversight of the portfolio manager selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended portfolio management agreements. In addition, under the 1940 Act and the terms of the portfolio management agreements, the Trust's Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a portfolio management agreement, DSI and the portfolio manager have a legal duty to provide to the Board information on pertinent factors.

         The Board also considered that shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Series to DSI. When engaging portfolio managers and entering into portfolio management agreements, DSI has negotiated and will continue to negotiate fees with these portfolio managers. These fees are paid directly by DSI and not by each Series. Therefore, any fee reduction or increase negotiated by DSI may be either beneficial or detrimental to DSI. The fees paid by the Trust to DSI and the fees paid by DSI to the portfolio managers are considered by the Board in approving and renewing the management and portfolio management agreements. Any increase in the management fee paid to DSI would continue to require shareholder approval. If shareholders approve this proposal, DSI, pursuant to the Trust's management agreement and other agreements, will continue to provide the same level of management and administrative services to the Series as it is currently providing.

         The Board concluded that it is appropriate and in the best interests of each Series' shareholders to provide DSI and the Board with maximum flexibility to recommend, supervise and evaluate portfolio managers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Series to operate more efficiently. Currently, to appoint a portfolio manager or to materially amend a portfolio management agreement, the Trust must call and hold a shareholder meeting of each affected Series, create and distribute proxy materials, and solicit proxy votes from the Series' shareholders. In addition, if a portfolio manager is acquired or there is a change of control of the portfolio manager, the Trust currently must seek approval of a new portfolio management agreement from shareholders of the Series, even where there will be no change in the persons managing the Series. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Series with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, DSI and the Trust would be able to act more quickly and with less expense to appoint a portfolio manager when the Board and DSI believe that the appointment would benefit the Series.

         VOTE REQUIRED

         Shareholders of each Series must approve the Manager-of-Managers arrangement for that Series. Approval of this Proposal No. 1 by a Series' shareholders requires an affirmative vote of the lesser of (i) 67% or more of each Series' shares present at the Meeting if more than 50% of the outstanding shares of each Series are present or represented by proxy, or (ii) more than 50% of the outstanding shares of each Series. If a particular Series does not approve the arrangement, it will not be implemented as to that Series and the Series will continue to obtain shareholder approval of all portfolio management arrangements related to that Series.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL NO. 1.

                                   PROPOSAL 2

          APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT TO: (1)
   PROVIDE FOR THE IMPLEMENTATION OF THE MANAGERS-OF-MANAGERS ARRANGEMENT; (2) REDUCE THE MANAGEMENT FEE FOR ALL SERIES THAT HAVE COMMENCED OPERATIONS AS OF
 THE RECORD DATE; (3) MODIFY THE MANNER IN WHICH CERTAIN EXPENSES ARE ALLOCATED
       BETWEEN THE TRUST AND THE MANAGER; AND (IV) CLARIFY THAT THE TRUST
         ABSORBS THE COST OF ERRORS AND OMISSIONS INSURANCE COVERAGE FOR
                              INDEPENDENT TRUSTEES

         SUMMARY

         Shareholders of each Series of the Trust are being asked to approve an amendment to the Management Agreement between the Trust and DSI (the "Amended Management Agreement") to: (1) provide for implementation of the Manager-of-Managers arrangement described in Proposal No. 1 above; (2) reduce the management fee paid to DSI for those Series that have commenced operations as of April 30, 2002 (the "Record Date"); (3) modify the manner in which certain expenses are allocated between the Trust and DSI; and (4) clarify that the Trust absorbs the cost of Trustees and Officers Errors and Omissions insurance coverage for the Independent Trustees. Under the Amended Management Agreement, DSI will have substantially the same duties and responsibilities as under the Current Management Agreement.

         On May 24, 2002, the Trust's Board of Trustees, including all Trustees who were not parties to the Amended Management Agreement or interested persons of such parties, unanimously approved the proposed Amended Management Agreement. The Board of Trustees also approved the submission of the proposed Amended Management Agreement for approval by the shareholders of each Series of the Trust. The Amended Management Agreement must be voted upon separately by the shareholders of each Series, and if approved, would supersede the Current Management Agreement effective July 10, 2002.

         A form of the Amended Management Agreement is attached to this proxy statement as Appendix A and each of the proposed changes are described in more detail below.

         COMPARISON OF THE CURRENT MANAGEMENT AGREEMENT AND THE AMENDED MANAGEMENT AGREEMENT

         Under both the Current Management Agreement and Amended Management Agreement, DSI provides all supervisory, management and administrative services reasonably necessary for the operation of the Series other than the investment advisory services performed by the Portfolio Managers. Among other things, DSI provides or procures on behalf of the Trust and the Series, and at the expense of DSI (not the Trust): (i) custodian services to provide for the safekeeping of the Series' assets; (ii) portfolio accounting services to maintain the portfolio accounting record for the Series; (iii) transfer agency services; (iv) dividend disbursing services for the Series; and (v) other services necessary for the ordinary operation of the Series.

         IMPLEMENTATION OF MANAGER-OF-MANAGERS ARRANGEMENT

         Under the Current Management Agreement, subject to the approval of the shareholders of a particular Series, DSI may enter into portfolio management agreements to engage one or more portfolio managers with respect to the Series. DSI may enter into or materially modify a portfolio management agreement only if it obtains both Board and shareholder approval for the applicable Series.

         Under the Amended Management Agreement (subject to shareholder approval of a "Manager-of-Managers" arrangement for each Series as set forth in Proposal 1 above), DSI may enter into portfolio management agreements to engage one or more portfolio managers with respect to each of the Series or materially modify portfolio management agreements with respect to each of the Series subject to the approval of the Trust's Board and without seeking further shareholder approval from the applicable Series.

         EFFECTIVE DATE, TERMINATION AND INDEMNIFICATION PROVISIONS

         The Current Management Agreement between the Trust and DSI, dated October 24, 1997, was initially approved by shareholders on October 9, 1997, was last approved by the Board of Trustees, including the Independent Trustees, on November 7, 2001, and was last amended by the Board on February 26, 2002 to add additional Series. The Board approved the Amended Management Agreement on May 24, 2002, subject to shareholder approval. If the Amended Management Agreement is approved by shareholders, it will take effect July 10, 2002.

         Both the Current Management Agreement and Amended Management Agreement provide that it will remain in effect for two years from the date of the Agreement, and, unless earlier terminated, will continue from year to year thereafter provided that each such continuance is approved annually with respect to the Series (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the particular Series, and, in either case, (ii) by a majority of the Trustees who are not interested parties to the Current Management Agreement or "interested persons" of any such party (other than as Trustees of the Trust).

         Both the Current Management Agreement and the Amended Management Agreement terminate automatically in the event of its assignment (as defined in the 1940 Act) and are terminable at any time without penalty by the vote of a majority of the Board of Trustees or by vote of the holders of a majority of a Series' outstanding voting securities on 60 days' written notice to DSI. DSI may terminate either of the Agreements at any time, without payment of any penalty, on 60 days' written notice to the Trust.

         Both the Current Management Agreement and the Amended Management Agreement also provide that DSI shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Series, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         REDUCTION OF MANAGEMENT FEE AND MODIFICATION OF MANNER IN WHICH CERTAIN EXPENSES ARE ALLOCATED BETWEEN THE TRUST AND THE MANAGER

         As discussed above, DSI provides all supervisory, management and administrative services reasonably necessary for the operation of the Series other than the investment advisory services performed by the portfolio managers. The management fee paid by the Trust to DSI under the Current Management Agreement is distinct in that DSI pays many of the ordinary expenses for each Series, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses out of its management fee. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager. DSI also serves as distributor to the Series of the Trust without compensation.

         UNDER THE AMENDED MANAGEMENT AGREEMENT, DSI WILL CONTINUE TO PROVIDE THESE SERVICES AT ITS OWN EXPENSE, WITH THE EXCEPTION OF (1) ACTUAL COSTS ASSOCIATED WITH IMPLEMENTATION OF REVENUE GENERATING PROGRAMS SUCH AS SECURITIES LENDING, DIRECTED BROKERAGE AND BROKERAGE RECAPTURE PROGRAMS AS APPROVED BY THE BOARD OF TRUSTEES, AND (2) CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICING EXPENSES PAID THROUGH THE RULE 12B-1 DISTRIBUTION PLAN AND THE SHAREHOLDER SERVICES AGREEMENT AS DESCRIBED IN MORE DETAIL BELOW. AT THE SAME TIME, THE AMENDED MANAGEMENT AGREEMENT PROVIDES FOR A REDUCTION IN THE MANAGEMENT FEE PAID TO DSI AT AN ANNUAL RATE OF 0.25% OF THE AVERAGE DAILY NET ASSETS OF EACH SERIES THAT HAS COMMENCED OPERATIONS AS OF THE RECORD DATE.

         The payment of expenses related to distribution of the Series' shares and provision of shareholder and account maintenance services is a key component to mutual fund operations and has taken on greater importance as competition increases. Encouraging distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers and other financial institutions has increased substantially as competition among brokers and dealers for these payments has intensified. The Board considered the enhanced costs of distribution and shareholder servicing and on February 26, 2002, a majority of Trustees, including a majority of Independent Trustees, approved restructuring the Trust into a multiple class fund with three classes of shares, pursuant to which DSI would continue to absorb most of the Trust expenses.

         As part of the multiple class structure, the Trustees adopted a Rule 12b-1 Distribution Plan applicable to Class A shares, which have not yet been offered. In addition, the Trustees approved a Shareholder Services Agreement for the Class S and Class A Shares, pursuant to which a servicing fee of 0.25% would be paid by shareholders for certain shareholder services. The Rule 12b-1 Distribution Plan does not require the approval of existing shareholders of the Trust since it is not applicable to the original class of shares. Under the 1940 Act, the Shareholder Services Agreement applicable to the Class S and Class A shares also does not require shareholder approval.

         Although shareholder approval is not required to implement the Shareholder Services Agreement, in order for payments to be made pursuant to that Agreement, the Management Agreement must be amended to reduce by 0.25% the fee paid by the Trust to DSI; this 0.25% reduction will be offset, for current shareholders, by implementation of the Shareholder Services Agreement. In order not to increase the total amount of expenses paid by shareholders, DSI and the Trustees are proposing that DSI reduce the management fee paid to DSI by the same amount, i.e. 0.25%. Accordingly, shareholders are being asked to approve an amendment to the Management Agreement that would reduce the management fee paid to DSI by 0.25% for each Series and to continue to provide that DSI pay for most of the Trust's operating expenses with the exception of the actual costs associated with implementing certain revenue generating programs and those distribution and shareholder servicing expenses paid through the Rule 12b-1 Distribution Plan and the Shareholder Services Agreement. IF APPROVED, THE ORIGINAL CLASS OF SHARES WOULD BE RENAMED CLASS S SHARES; BE SUBJECT TO A MANAGEMENT FEE REDUCED BY 0.25%; AND BE SUBJECT TO A NEW SHAREHOLDER SERVICING FEE OF 0.25%. BY AMENDING THE MANAGEMENT AGREEMENT IN THIS MANNER, IT IS NOT ANTICIPATED THAT THE ORIGINAL CLASS OF SHARES WILL PAY AN INCREASE IN TOTAL EXPENSES (I.E. THE COMBINATION OF THE MANAGEMENT FEE AND SHAREHOLDER SERVICING
FEE).

         The rate of compensation paid to DSI under both the Current Management Agreement and Amended Management Agreement is based on each Series' average daily net assets. The following table provides the rate of compensation and the aggregate management fees paid to DSI by each of the Series for the fiscal year ended December 31, 2001, and the rate of compensation and aggregate management fees that would have been paid to DSI under the Amended Management Agreement for the same period of time:

  ----------------------- ---------------- ------------------- ----------------------- ----------------------------------
  NAME OF SERIES          TOTAL            AGGREGATE           TOTAL MANAGEMENT FEES   AGGREGATE MANAGEMENT FEES PAID
                          MANAGEMENT       MANAGEMENT FEES     AS A % OF AVERAGE       THAT WOULD HAVE BEEN PAID TO DSI
                          FEES AS A % OF   PAID TO DSI UNDER   DAILY NET ASSETS        UNDER THE AMENDED MANAGEMENT
                          AVERAGE DAILY    THE CURRENT         UNDER AMENDED           AGREEMENT
                          NET ASSETS       MANAGEMENT          MANAGEMENT AGREEMENT
                          UNDER CURRENT    AGREEMENT
                          MANAGEMENT
                          AGREEMENT
  All Cap                 1.00%            $2,062,288          0.75%                   $1,546,716
  Asset Allocation        1.00%            $262,892            0.75%                   $197,169
  Growth
  Capital Appreciation    0.94%            $4,324,937          0.69%                   $3,177,450
  Capital Growth          1.01%            $4,960,488          0.76                    $3,728,042
  Capital Guardian        0.94%            $4,452,189          0.69%                   $3,270940
  Small Cap
  Core Bond               1.00%            $769,559            0.75%                   $598,353
                          (annualized)
  Developing World        1.75%            $1,352,437          1.50%                   $1,159,232
  Diversified Mid-Cap     1.00%            $307,389            0.75%                   $230,542
  Equity Growth*          N/A              N/A                 N/A                     N/A
  Equity Income           0.94%            $3,284,470          0.69%                   $2,413,038
  Focus Value*            N/A              N/A                 N/A                     N/A
  Fully Managed           0.94%            $4,851,508          0.69%                   $3,564,312
  Fundamental Growth*     N/A              N/A                 N/A                     N/A
  Global Franchise*       N/A              N/A                 N/A                     N/A
  Growth **               1.01%            $12,935,110         0.76%                   $9,721,349
  Hard Assets             0.94%            $364,047            0.69%                   $267,458
  International           N/A              N/A                 N/A                     N/A
  Enhanced EAFE*
  International Equity    1.25%            $90,043             1.00%                   $72,035
                          (annualized)
  Internet Tollkeeper SM  1.85%            $7,094              1.60%                   $66,987
                          (annualized)
  J.P. Morgan Fleming     N/A              N/A                 N/A                     N/A
  Small Cap Equity*
  Janus Growth and        1.10%            $569,426            0.85%                   $440,011
  Income
  Large Cap Value         1.00%            $1,793,678          0.75%                   $1,345,259
  Limited Maturity Bond   0.53%            $1,790,174          0.28%                   $941,499
  Liquid Asset            0.53%            $4,960,035          0.28%                   $2,608,709
  Managed Global          1.25%            $3,101,937          1.00%                   $2,481,550
  Mid-Cap Growth          0.88%            $11,064,774         0.63%                   $7,928,882
  Real Estate             0.94%            $1,001,812          0.69%                   $736,012
  Research                0.88%            $8,443,241          0.63%                   $6,050,323
  Special Situations      1.10%            $201,398            0.85%                   $155,626
  Strategic Equity        0.94%            $2,783,154          0.69%                   $2,044,731
  Total Return            0.88%            $7,965,629          0.63%                   $5,708,073
  Value Equity            0.94%            $1,843,861          0.69%                   $1,354,650
  Van Kampen Growth and   0.94%            $7,740,876          0.69%                   $5,687,076
  Income**
  Fund For Life           0.25%            $255***             0.25%                   $255***
  ----------------------- ---------------- ------------------- ----------------------- ----------------------------------

     *   This Series had not commenced operations as of April 30, 2002.

     ** Directed Services, Inc. has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.36 billion with respect to the Growth Series and in excess of $842 million with respect to the Van Kampen Growth and Income Series through December 31, 2002.

     *** For the fiscal year ended December 31, 2001, DSI waived its entire management fee.

         For the fiscal year ended December 31, 2001, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Series' transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

  --------------------------------------------------------------------------------------------------------------------
                                             TOTAL AMOUNT      % OF TOTAL           % OF
                               TOTAL        OF COMMISSION       COMMISSION        PORTFOLIO
                             AMOUNT OF         PAID TO           PAID TO       DOLLAR AMOUNT OF
  SERIES                  COMMISSION PAID     AFFILIATES        AFFILIATES       TRANSACTIONS      AFFILIATE
  --------------------------------------------------------------------------------------------------------------------
  Asset Allocation
      Growth                  $ 16,792           $ 25             0.15%             0.04%          ING Barings
                                                 $ 87             0.52%             0.40%          Fidelity

  Investors                   $148,299           $ 55             0.04%             0.03%          Salomon Smith
                                                                                                   Barney

  Internet TollkeeperSM       $ 13,704           $ 22             0.16%             0.20%          Goldman Sachs

  Developing World            $648,098           $480             0.07%             0.26%          ING Barings

  Diversified Mid-Cap         $ 53,835           $305             0.57%             0.10%          ING Barings
                                                 $544             1.01%             0.62%          Fidelity
  --------------------------------------------------------------------------------------------------------------------



         CLARIFICATION OF PAYMENT OF ERRORS AND OMISSIONS INSURANCE FOR INDEPENDENT TRUSTEES

         The Current Management Agreement provides that DSI is responsible for certain enumerated expenses, including: "the Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums." The Amended Management Agreement clarifies that the term "other insurance premiums" does not cover the cost of Trustees and Officers Errors and Omissions Liability Insurance coverage, which should be paid by the Trust for the Independent Trustees to avoid the appearance of a conflict of interest.

         Section 17(g) of the 1940 Act requires every registered investment company to maintain a fidelity bond to cover losses caused by "larceny and embezzlement." Rule 17g-1 under the 1940 Act dictates the minimum required amount of coverage based on gross assets that the Trust must maintain. DSI currently pays, and will continue to pay, for the fidelity bond coverage on behalf of the Trust.

         In addition, the Trust maintains Trustees and Officers Errors and Omissions Liability Insurance coverage, which provides liability insurance coverage for Trustees (including the Independent Trustees and Trust officers) and the Trust from any liability that may arise from claims alleging negligent acts, errors or omissions on the part of the Trust or a Trustee, officer or employee for whose acts the Trust is responsible. Unlike fidelity bond coverage, this liability insurance is not required by the 1940 Act. It is, however, coverage that is critical to attracting and retaining Trustees. The Trust in the past has paid for liability insurance coverage of the Independent Trustees to preserve the independence of the Independent Trustees. The proposed amendment to the Management Agreement would clarify this practice.

         ADDITIONAL INFORMATION ABOUT DSI

         DSI, a New York corporation, has its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. (NASD). DSI is an indirect, wholly owned, subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking.

         DSI serves as the investment manager to the Trust and each of its Series. DSI does not currently advise any other mutual funds or advisory accounts with investment objectives and policies similar to those of any of the Series. DSI also serves as the distributor and principal underwriter of the Trust without remuneration. See Appendix B for a list of directors and principal executive officers of DSI.

         CONSIDERATION BY THE BOARD OF TRUSTEES

         The Board members received materials relating to the Amended Management Agreement in advance of the meeting at which the Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In considering the Amended Management Agreement, the Board reviewed and analyzed the factors it deemed relevant, including (1) the services now being provided by DSI under the Current Management Agreement; (2) the nature, quality and scope of such services as well as the Series' investment performance; (3) the nature and scope of the services to be provided by DSI under the Amended Management Agreement; (4) the ability of DSI to provide such services; and (5) the potential effect of the Amended Management Agreement on shareholders. The Trustees also reviewed the proposed fees payable to DSI under the Amended Management Agreement.

         The Board gave primary consideration to the fact that the rate of the management fee paid to DSI would be reduced to the same degree and would offset the imposition of the shareholder services fee on shareholders, and that the terms of the Amended Management Agreement were substantially similar to the Current Management Agreement, with the exceptions discussed above. After full consideration of these and other factors, the Board of Trustees concluded that approving the Amended Management Agreement is reasonable, fair and in the best interest of each Series and its shareholders, and authorized the submission of the Amended Management Agreement to the Series' shareholders for their approval at the Meeting.

         REQUIRED VOTE

         Approval of this Proposal No. 2 with respect to each Series' shareholders requires the affirmative vote of the lesser of (i) 67% or more of each Series' shares present at the Meeting if more than 50% of the outstanding shares of each Series are present or represented by proxy, or (ii) more than 50% of the outstanding shares of each Series. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.


                                   PROPOSAL 3

         APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST
                 ON BEHALF OF THE CAPITAL APPRECIATION SERIES,
               DIRECTED SERVICES, INC. AND JENNISON ASSOCIATES LLC

         Shareholders of the Capital Appreciation Series are asked to approve a new portfolio management agreement among the Trust on behalf of the Capital Appreciation Series, Directed Services, Inc. ("DSI") and Jennison Associates LLC ("Jennison") under which Jennison would become the Portfolio Manager of the Series beginning on July 31, 2002 (the "New Portfolio Management Agreement"). At a meeting held on May 24, 2002, the Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Jennison to serve as the new portfolio manager of the Series subject to obtaining shareholder approval. On June 6, 2002, upon the request of DSI, AIM submitted its resignation effective July 31, 2002.

         Also at that meeting, the Board approved an amendment to the Management Agreement between the Trust and DSI to change the name of the Capital Appreciation Series to the Equity Opportunity Series and make several modifications in the non-fundamental investment policies and restrictions of the Series to better reflect the management style of Jennison. The change to the Series' name and revisions to the investment policies and restrictions do not require shareholder approval and will go into effect only if shareholders of the Series approve the New Portfolio Management Agreement.

COMPARISON OF THE CURRENT
PORTFOLIO MANAGEMENT AGREEMENT WITH THE NEW PORTFOLIO MANAGEMENT AGREEMENT

         The New Portfolio Management Agreement is substantially similar in all material respects to the current portfolio management agreement for the Series under which A I M Capital Management, Inc. ("AIM") serves as portfolio manager (the "Current Portfolio Management Agreement"), except for the dates of execution and termination.

         THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT WITH AIM

         In accordance with provisions for delegation of authority, DSI and the Trust entered into the Current Portfolio Management Agreement with AIM for the Capital Appreciation Series pursuant to which portfolio management duties were delegated by DSI to AIM. The Current Portfolio Management Agreement was last considered and renewed by the Trustees on November 7, 2001 and was initially approved by shareholders of the Series on April 20, 1999. The Current Portfolio Management Agreement was amended on January 3, 2000 to reflect a change in the fee schedule that resulted in a reduction of the portfolio management fees paid by DSI to AIM for the Series.

         Under the terms of the Current Portfolio Management Agreement, AIM agreed to provide investment advisory services to the Capital Appreciation Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Series may own or contemplate acquiring from time to time. All services under the New Portfolio Management Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of the Capital Appreciation Series as disclosed in the Trust's registration statement on file with the SEC, as amended from time to time.

         The rate of compensation under the Current Portfolio Management Agreement, as paid by DSI (not the Trust), and based on the Series' average daily net assets is the same as under the New Portfolio Management Agreement, as described below. The aggregate portfolio management fee paid by DSI to AIM for the Capital Appreciation Series for the fiscal year ended December 31, 2001 was $2,127,977. The Capital Appreciation Series did not pay any brokerage commissions to an indirect subsidiary of ING or affiliate of DSI during the fiscal year ended December 31, 2001.

         The Current Portfolio Management Agreement provides that it will remain in effect for two years from the date of the Agreement, and be renewable thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The Current Portfolio Management Agreement can by terminated at any time without penalty upon 60 days' written notice to the other party to the Agreement and would terminate automatically in the event of its "assignment" by either party as defined under the 1940 Act.

         The Current Portfolio Management Agreement also provides that AIM shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Series, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         THE NEW PORTFOLIO MANAGEMENT AGREEMENT

         The New Portfolio Management Agreement is the same in all material respects as the Current Portfolio Management Agreement, except for the dates of execution and termination.

         A form of the New Portfolio Management Agreement is attached to this proxy statement as Appendix C. Under the New Portfolio Management Agreement, Jennison will provide investment advisory services to the Capital Appreciation Series (to be renamed the "Equity Opportunity Series"), including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Portfolio Management Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of the Series as disclosed in the Trust's registration statement on file with the SEC, as amended from time to time.

         As compensation for its services, Jennison will be entitled to receive a fee calculated as a percentage of the Series' average daily net assets. Fees under the New Portfolio Management Agreement will be calculated at the same rate as those incurred under the Current Portfolio Management Agreement. The rate paid by DSI (not the Trust) for the Series is set forth below.

  ------------------------------- -------------------------------------
                                    ADVISORY FEE UNDER CURRENT AND NEW
  NAME OF PORTFOLIO               PORTFOLIO MANAGEMENT  AGREEMENT
  Capital Appreciation Series     0.50% on first $50 million;
  (to be renamed the Equity       0.475% on next $150 million;
     Opportunity Series)          0.45% on next $200 million; and
                                  0.40% in excess of $500 million
  ------------------------------- -------------------------------------

         Contingent upon receipt of shareholder approval, the New Portfolio Management Agreement will be effective July 31, 2002, and will continue in effect for a period of two years. Thereafter, the New Portfolio Management Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Series and (3) in either event by a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust ("Independent Trustees").

         The New Portfolio Management Agreement provides that it may be terminated by the Trust, DSI or Jennison, without penalty, by giving the other party 60 days' written notice. The New Portfolio Management Agreement also provides that Jennison shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Series, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

ADDITIONAL INFORMATION ABOUT JENNISON

         Jennison is located at 466 Lexington Avenue, New York, NY 10017. As of December 31, 2001, Jennison had approximately $62 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

         Jennison serves as investment adviser to other investment companies with investment objectives and policies similar to the Series. Information related to these similar accounts, a list of the directors and principal executive officers of Jennison; and other information about Jennison is set forth in Appendix D.

CONSIDERATION BY THE BOARD OF TRUSTEES

         At a Board meeting held on May 24, 2002, the Trustees, including a majority of the Independent Trustees, carefully considered the New Portfolio Management Agreement and its implications for the Capital Appreciation Series' shareholders. The Trustees reviewed materials furnished by DSI and Jennison, including information regarding the commitment of Jennison to continue to manage the Series pursuant to the same investment objective and with a substantially similar investment strategy. In addition, the Trustees considered a wide range of information of the type they regularly consider when determining to continue a portfolio management agreement, including the terms of the New Portfolio Management Agreement, the scope and quality of the services that Jennison would provide the Series, the investment performance of the Series, information regarding the performance of similar funds over the same periods, information regarding Jennison's profitability and financial condition and its key personnel, the portfolio management fee rate payable to Jennison compared to similar funds managed by Jennison and other investment advisers, and the total expense ratio of the Series compared to similar funds managed by other investment advisers. The Trustees also considered that Jennison's use of portfolio brokerage transactions to obtain research benefiting the Series or other Jennison clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Series.

         In addition, the Trustees considered the Capital Appreciation Series' underperformance of its benchmark and its peers under the current portfolio manager, and the attractive performance of Jennison's multi-cap value investment strategies and expertise in this area. The Trustees concluded that DSI's efforts to increase the assets of the Series and to provide high quality investment management services would be enhanced if Jennison served as the Series' portfolio manager.

         After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Portfolio Management Agreement and to recommend that the Capital Appreciation Series' shareholders vote to approve the New Portfolio Management Agreement.

TRUSTEES' RECOMMENDATION

         A majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Portfolio Management Agreement with Jennison are fair and reasonable and in the best interests of the Series and its shareholders. The Board further concluded that the engagement of Jennison as portfolio manager to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, a majority of the Trustees, including a majority of the Independent Trustees, approved and recommended submission of the New Portfolio Management Agreement to shareholders of the Series for their approval.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL NO. 3.

         VOTE REQUIRED

                  Approval of the New Portfolio Management Agreement requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Series. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Series present at the Meeting if the owners of more than 50% of the Series then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Series entitled to vote at the meeting.

                                  OTHER MATTERS

QUORUM AND VOTING

         The Shares of the Series currently are offered only to the separate accounts of insurance companies (the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the 1940 Act. In accordance with the 1940 Act, it is expected that each Participating Insurance Company issuing a Variable Contract funded by a registered separate account that participates in the Trust will request voting instructions from the owners of the Variable Contracts (the "Variable Contract Owners"). The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions from Variable Contract Owners. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment(s) thereof, will be determined as of the Record Date for the Meeting.

         The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies and ING affiliates that provided seed money for several of the Series. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the Proposals.

         The chart below lists the number of shares of each Series that were outstanding as of the close of business on the Record Date. Each Share of a Series is entitled to one vote, with proportionate voting for fractional Shares.

         -------------------------------------- --------------------------
          Name of Series                          Total Number of Shares
                                                  Outstanding
                                                  as of April 30, 2002
         -------------------------------------- --------------------------
          All Cap                                 30,610,719.988
          Asset Allocation Growth                 7,690,715.432
          Capital Appreciation                    32,223,205.008
          Capital Growth                          34,868,864.201
          Capital Guardian Small Cap              53,145,086.085
          Core Bond                               16,568,226.859
          Developing World                        12,439,037.525
          Diversified Mid-Cap                     8,891,603.662
          Equity Growth*                          N/A*
          Equity Income                           40,665,006.278
          Focus Value*                            N/A*
          Fully Managed                           47,572,583.941
          Fund For Life                           23,016.453
          Fundamental Growth*                     N/A*
          Global Franchise*                       N/A*
          Growth                                  77,301,196.911
          Hard Assets                             5,110,940.769
          International Enhanced EAFE*            N/A*
          International Equity                    21,291,797.153
          Internet TollkeeperSM                   1,654,117.668
          Investors                               10,934,293.720
          J.P. Morgan Fleming Small Cap Equity*   N/A*
          Janus Growth and Income                 13,849,441.684
          Large Cap Value                         32,084,727.961
          Limited Maturity Bond                   44,062,866.340
          Liquid Asset                            960,145,130.670
          Managed Global                          26,639,508.322
          Mid-Cap Growth                          81,862,049.647
          Real Estate                             10,421,993.775
          Research                                53,528,735.283
         Special Situations                        3,646,287.518
         Strategic Equity                         20,264,691.716
         Total Return                             66,869,184.554
         Value Equity                             14,070,062.604
         Van Kampen Growth and Income             38,248,567.134
         -------------------------------------- --------------------------

           * The Series had not commenced operations as of April 30, 2002.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as proxies will vote in favor of such adjournment those Proxies that they are entitled to vote in favor of each Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposals. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the Proposals receive sufficient favorable votes by the time of the Meeting, the Proposals will be acted upon and such actions will be final.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         The officers and Trustees of the Trust cannot directly own shares of the Series without purchasing a variable annuity or variable insurance contract through one of the Participating Insurance Companies. Through such variable contracts, the officers and Trustees as a group own beneficially less than 1% of the outstanding Shares of each Series and the Trust as a whole. As of April 30, 2002, all of the outstanding Shares of the Series were owned by certain insurance company separate accounts and by affiliates of ING, which provided seed capital for certain of the Series. The percentage ownership of each separate account owning more than 5% of the Shares of any Series as of April 30, 2002 is as follows:

     ---------------- --------------------------- -----------------
                        Shareholder Name and
       Series           Address of Record           Percentage Held
     ---------------- --------------------------- -----------------
       Fund For Life    Joe A. Spalding             7.0%
                        c/o Golden American
                        Life Insurance Company
                        1475 Dunwoody Drive
                        West Chester, PA  19380
     ---------------- --------------------------- -----------------
       Fund For Life    Jerome S. Golden            14.13%
                        c/o Golden American
                        Life Insurance Company
                        1475 Dunwoody Drive
                        West Chester, PA  19380
     ---------------- --------------------------- -----------------
       Fund For Life    David C. Nonell             21.13%
                        c/o Golden American
                        Life Insurance Company
                        1475 Dunwoody Drive
                        West Chester, PA  19380
     ---------------- --------------------------- -----------------



MANAGER AND DISTRIBUTOR

         Shares of the Trust are distributed through Directed Services, Inc. ("DSI"). DSI also serves as the Manager to the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a registered investment adviser under the Investment Advisers Act of 1940 and a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD). DSI acts as distributor without remuneration from the Trust.


INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP ("E&Y"), Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, serves as the independent accountants to the Trust. E&Y examines the financial statements for the Series and may provide other non-audit and tax-related services to the Trust. In accordance with Independence Standards Board Standard No. 1, E&Y has confirmed to the Trust's Audit Committee that it is an independent accountant with respect to the Series. Representatives of E&Y are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

ANNUAL REPORT

         The Trust's 2001 Annual Report to Shareholders was mailed on or about February 28, 2002. The 2001 Semi-Annual Report was mailed to shareholders on or about August 31, 2001. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF ANY OF THESE REPORTS, EACH MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

         The costs associated with the Meeting will be borne entirely by DSI. Neither the Trust nor its shareholders will bear any costs associated with this Meeting.

OTHER BUSINESS

         The management of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

         Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2002 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

         Please complete the enclosed Proxy Card and return it promptly in the enclosed self-addressed postage-paid envelope or vote by Internet at https://vote.proxy-direct.com or by telephone by calling 1-800-597-7836. It is important that you vote promptly in order to avoid unnecessary delay and cost. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                         By Order of the Board of Trustees

                                         /S/Kimberly J. Smith

                                         Kimberly J. Smith
                                         Secretary

June 10, 2002
West Chester, PA

                                   APPENDIX A

                      FORM OF AMENDED MANAGEMENT AGREEMENT

         Agreement dated October 24, 1997, as amended May 24, 2002, between The GCG Trust ("Trust"), a Massachusetts business trust, and Directed Services, Inc. ("Manager"), a New York corporation (the "Agreement").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future; and

         WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory, management, administrative, and other services for the Trust; and

         WHEREAS, the Manager is willing to render such services to the Trust.

         Therefore, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1. APPOINTMENT. The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative, and other services, as described herein, with respect to the Series identified on Schedule A, such series together with all other series subsequently established by the Trust with respect to which the Trust desires to retain the Manager to render advisory, management, administrative, and other services hereunder and with respect to which the Manager is willing to do so being herein collectively referred to as the "Series."

                  The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In the event the Trust establishes one or more series other than the Series with respect to which it desires to retain the Manager to render advisory, management, administrative, and other services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services it shall notify the Trust in writing, whereupon such series shall become a Series hereunder.

                  Subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into portfolio management agreements with other registered investment advisers to serve as investment sub-advisors, whether or not affiliated with the Manager (each a "Portfolio Manager"). The Manager will continue to have responsibility for all services furnished pursuant to any subadvisory agreement (each a "Portfolio Management Agreement"). The Trust and Manager understand and agree that the Manager may manage each Series in a "manager-of-managers" style with either a single or multiple portfolio managers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Portfolio Managers to the Trust; and (ii) periodically make recommendations to the Trust's Board regarding the results of its evaluation and monitoring functions. The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a portfolio manager's services may be terminated or modified and that the Manager may appoint a new Portfolio Manager for a Series, subject to an applicable SEC Order.

         2. SERVICES OF THE MANAGER. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and in all states where required, and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide the following advisory, management, administrative, and other services with respect to the
Series:

                  (a) Provide general, overall advice and guidance with respect to the Series and provide advice and guidance to the Trust's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Trust's current registration statement, which management shall be provided by Portfolio Managers selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

                  (b) Analyze, select and recommend for consideration by the Trust's Board of Trustees Portfolio Managers (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) such Portfolio Managers to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Trust's current registration statement;

                  (c) Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

                  (d) Monitor the Portfolio Managers regarding their providing services in a manner that assures each Series' compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code,
         Section 817(h) of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

                  (e) If appropriate, analyze and recommend for consideration by the Trust's Board of Trustees termination of a contract with a Portfolio Manager under which the Portfolio Manager provided investment advisory services to one or more of the Series;

                  (f) Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective portfolio management agreements ("Portfolio Management Agreements"), although the Manager is not authorized, except as provided in Section 3 of the Agreement, directly to make determinations with respect to the investment of a Series' assets or the purchase or sale of portfolio securities or other investments for a Series;

                  (g) Provide all supervisory, management, and administrative services reasonably necessary for the operation of the Series other than any investment advisory services performed by the Portfolio Managers, including but not limited to, (i) coordinating all matters relating to the operation of the Series, including any necessary coordination among the Portfolio Managers, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust, (ii) providing the Trust and the Series, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Series;
         (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports relating to the Series required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (vi) preparing and arranging for the filing of registration statements and other documents with the Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law; (vii) taking such other action with respect to the Trust as may be required by applicable law in connection with the Series, including without limitation the rules and regulations of the SEC and other regulatory agencies; and
         (viii) providing the Trust, at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series as contemplated in this Agreement;

                  (h) Provide or procure on behalf of the Trust and the Series, and at the expense of the Manager unless noted otherwise in this Agreement, the following services for the Series: (i) custodian services to provide for the safekeeping of the Series' assets; (ii) portfolio accounting services to maintain the portfolio accounting records for the Series; (iii) transfer agency services for the Series;
         (iv) dividend disbursing services for the Series, and (v) other services necessary for the ordinary operation of the Series. The Trust may, but is not required to, be a party to any agreement with any third person contracted to provide the services referred to in this Section 2(h);

                  (i) Render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request; and

                  (j) Make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

         3. INVESTMENT MANAGEMENT AUTHORITY. In the event that a Portfolio Management Agreement pertaining to a Series is terminated or if, at any time, no Portfolio Manager is engaged to manage the assets of a Series of the Trust, then with respect to any such Series, the Manager, subject to the supervision of the Trust's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the SEC, as amended. Furthermore:

                  (a) The Manager will (1) take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) take all steps necessary to manage the Series so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so as to ensure compliance by the Series with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

                  (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

                  (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

                  (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

                  (e) The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager. The Manager will monitor on a daily basis the determination by the custodian or portfolio accounting agent for the Trust of the value of portfolio securities and other assets of the Series and the determination of net asset value of the Series.

                  (f) The Manager will make available to the Trust, promptly upon request, all of the Series' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

                  (g) The Manager will regularly report to the Trust's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

                  (h) The Manager will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as required to carry out its duties as investment manager and administrator pursuant to this Section 3 or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees of the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

                  (i) In rendering the services required under this Section of this Agreement, the Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Manager shall be responsible for making reasonable inquires and for reasonably ensuring that any employee of the Manager, any person or firm that the Manager has employed or with which it has associated, or any employee thereof has not, to the best of the Manager's knowledge, in any material connection with the handling of Trust assets:

                           (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or

                            (ii)    been found by any state regulatory
                                    authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                            (iii)   been found by any federal or state
                                    regulatory authorities, within the last ten
                                    (10) years, to have violated or to have
                                    acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

                  (j) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker- dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with
         Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities and Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

         The Manager also may direct the Trust's Portfolio Managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a percentage of a Series' equity security transactions through designated broker-dealers. The designated broker-dealers, in turn, will effect a recapture of a portion of the brokerage commission (in the form of a credit to the Series) to pay certain expenses of that Series.

         4. CONFORMITY WITH APPLICABLE LAW. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

         5. EXCLUSIVITY. The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

         6. DOCUMENTS. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

                  (a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

                  (b) the Registration Statement as filed with the SEC and any amendments thereto; and

                  (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

         7. RECORDS. The Manager agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Manager with respect to the Series by the 1940 Act. The Manager further agrees that all records which it maintains for the Series are the property of the Trust and it will promptly surrender any of such records upon request.

         8. EXPENSES. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, net of any actual costs associated with implementation of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees, and except for such expenses as are (i) paid directly by shareholders of the Trust pursuant to the Trust's Rule 12b-1 Distribution Plan or Shareholder Servicing Agreement; (ii) assumed by the Trust under this Agreement; and (iii) assumed by a Portfolio Manager under its Portfolio Management Agreement. The Manager further agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Manager or any of its affiliates. The Manager shall be responsible for all of the expenses of its operations and for the following expenses:

                  (a) Expenses of all audits by the Trust's independent public accountants;

                  (b) Expenses of the Trust's transfer agent, registrar, dividend disbursing agent, and shareholder record keeping services, net of any shareholder service fees paid pursuant to the Trust's Shareholder Servicing Agreement;

                  (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

                  (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

                  (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports (as appropriate) for each Series;

                  (f) Expenses of maintaining the Trust's tax records;

                  (g) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

                  (h) The Trust's ordinary legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

                  (i) Costs of printing stock certificates representing shares of the Trust;

                  (j) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act;

                  (k) Association membership dues;

                  (l) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and

                   (m) Distribution expenses net of Rule 12b-1 distribution fees made pursuant to the Trust's Rule 12b-1
         Distribution Plan for eligible distribution-related expenses pursuant to such Plan.

         The Trust shall be responsible for the following expenses:

                  (a) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager or an affiliate of the Manager;

                  (b) Taxes levied against the Trust;

                  (c) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

                  (d) Costs, including the interest expense, of borrowing money;

                  (e) Trustees' fees and expenses to Trustees who are not officers, employees, or stockholders of the Manager, any Portfolio Manager, or any affiliates of either; and

                   (f) Extraordinary expenses as may arise, including extraordinary consulting expenses and extraordinary legal expenses incurred in connection with litigation, proceedings, other claims (unless the Manager is responsible for such expenses under Section 10 of this Agreement or a Portfolio Manager is responsible for such expenses under the Section entitled "Liability" of a Portfolio Management Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

                   (g) Trustees and Officers Errors and Omissions Insurance coverage for the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act.

           COMPENSATION. For the services provided by the Manager pursuant to this Agreement, the Trust will pay to the Manager a fee at an annual rate equal to a percentage of the average daily net assets of each Series as shown on Schedule B to this Agreement, net of any expense reductions realized through the use of revenue generating programs such as securities lending, directed brokerage and brokerage recapture programs (consistent with best execution), and any other similar programs as approved by the Board of Trustees. This fee shall be computed and accrued daily and payable as shown on Schedule B.

         10. LIABILITY OF THE MANAGER. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

         11. CONTINUATION AND TERMINATION. This Agreement shall become effective on the date first written above. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust, or (ii) by vote of a majority of the outstanding voting shares of the Trust, in each case provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act). However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as described in the 1940 Act).

         12. USE OF NAME. It is understood that the name or any derivative thereof or logo associated with the name Directed Services, Inc. is the valuable property of the Manager, and that the Trust and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and/or Series. Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Trust, shall promptly amend its Agreement and Declaration of Trust to change its name (if such name is included therein).

         13. NOTICE. Notices of any kind to be given to the Manager by the Trust shall be in writing and shall be duly given if mailed or delivered to the Manager at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, or at such other address or to such individual as shall be specified by the Manager to the Trust. Notices of any kind to be given to the Trust by the Manager shall be in writing and shall be duly given if mailed or delivered to 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, or at such other address or to such individual as shall be specified by the Trust to the Manager.

         14. TRUST OBLIGATION. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as trustees and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

         15.      COUNTERPARTS.  This  Agreement may be executed in one or
                  ------------
more counterparts,  each of which shall be deemed to be an original.

         16.      APPLICABLE LAW.

                  (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

                  (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE GCG TRUST

                                          By:/s/ Kimberly J. Smith
                                           -------------------------------------
Attest:

/s/ Carolyn Mead
Title:  Assistant Secretary               Title:  Secretary


Attest:
                                          DIRECTED SERVICES, INC

/s/ Kimberly J. Smith                     By: /s/ David L. Jacobson
                                             ----------------------
Title: General Counsel and Secretary      Title:  Senior Vice President

                                          SCHEDULE A

         The Series of The GCG Trust, as described in the attached Management Agreement, to which Directed Services, Inc. shall act as Manager are as follows:

              Equity Income Series (formerly, Multiple Allocation Series) Fully Managed Series
              Limited Maturity Bond Series
              Hard Assets Series
              Real Estate Series
              Liquid Asset Series
              Capital Appreciation Series
              Van Kampen Growth and Income Series
                (formerly, Rising Dividends Series)
              Value Equity Series
              Strategic Equity Series
              Capital Guardian Trust Small Cap Series
                (formerly, Small Cap Series)
                Mid-Cap Growth Series
              Total Return Series
              Research Series
              Capital Growth Series (formerly, Growth & Income Series) Growth Series (formerly, Value + Growth Series)
              Core Bond Series (formerly, Global Fixed Income Series) Developing World Series
              International Equity Series
              Investors Series
              Diversified Mid-Cap Series
              Asset Allocation Growth Series
              Special Situations Series
              Janus Growth and Income Series
                (formerly, Growth and Income Series)
                Internet TollkeeperSM Series
              High Yield Series*
              Managed Global Series
              All Cap Series
              Large Cap Value Series
              Fundamental Growth Series
              International Value Series
              Global Franchise Series
              Equity Growth Series
              J.P. Morgan Fleming Small Cap Equity Series
              International Enhanced EAFE Series
              Focus Value Series
              Global Balanced Series*
              ING Stock Index Series*
              Fund For Life Series

              * These Series have not yet commenced operations.

                                   SCHEDULE B

                       COMPENSATION FOR SERVICES TO SERIES

         For the services provided by Directed Services, Inc. (the "Manager") to the following Series of The GCG Trust (the "Trust"), pursuant to the attached Management Agreement, the Trust will pay the Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of that Series.

Series                                                             Rate
------                                                             ----
Equity Income [formerly, Multiple Allocation], Fully               0.75% of first $750 million in combined  assets of these
Managed, Hard Asset, Real Estate, Equity Opportunity               Series;
Series (formerly, Capital Appreciation), Van Kampen                0.70% of next $1.250 billion;
Growth and Income (formerly, Rising Dividends)*, Value             0.65% of next $1.5 billion; and
Equity, Strategic Equity, and Capital Guardian Small               0.60% of amount in excess of $3.5 billion
Cap Series (formerly, Small Cap Series):

Limited Maturity Bond and Liquid Asset Series:                     0.35% of first $200 million in combined  assets of these
                                                                   Series;
                                                                   0.30% of next $300 million; and
                                                                   0.25% of amount in excess of $500 million

Developing World Series:                                           1.50% of average daily net assets

Managed Global Series:                                             1.00% of the first $500 million; and
                                                                   0.80% on the amount in excess

Capital  Growth  Series  [formerly,   Growth  &  Income            0.85% of first $250 million in combined  assets in these
Series]  and Growth  Series  [formerly,  Value + Growth            Series;
Series]*:                                                          0.80% of the next $400 million;
                                                                   0.75% of the next $450 million; and
                                                                   0.70% of the amount in excess of $1.1 billion

Mid-Cap Growth, Total Return, and Research Series:                 0.75% of first $250 million in combined  assets in these
                                                                   Series;
                                                                   0.70% of the next $400 million;
                                                                   0.65% of the next $450 million; and
                                                                   0.60% of the amount in excess of $1.1 billion

Core  Bond  Series   [formerly,   Global  Fixed  Income            0.75% of the first $100 million;
Series]:                                                           0.65% of the next $100 million;
                                                                   0.55% of the amount in excess of $200 million

Investors Series and All Cap Series:                               0.75% of first $500 million in combined  assets of these
                                                                   Series;
                                                                   0.70% of next $250 million;
                                                                   0.65% of next $500 million; and
                                                                   0.60% of amount in excess of $1.25 billion

Large Cap Value Series:                                            0.75% of first $500 million;
                                                                   0.70% of next $250 million;
                                                                   0.65% of next $500 million; and
                                                                   0.60% of amount in excess of $1.25 billion

Diversified Mid-Cap Series and Asset Allocation Growth             0.75% of first $500 million in combined  assets of these
Series:                                                            Series;
                                                                   0.70% of next $250 million;
                                                                   0.65% of next $500 million; and
                                                                   0.60% of amount in excess of $1.25 billion

Special Situations Series and Janus Growth and Income              0.85% of first $250 million ;
Series (formerly, Growth and Income Series)                        0.80% of next $400 million;
                                                                   0.75% of next $450 million; and
                                                                   0.70% of amount in excess of $1.1 billion

International Equity Series:                                       1.00% of the first $500 million; and
                                                                   0.80% on the amount in excess

Internet TollkeeperSM Series:                                      1.60% of the first $1 billion; and
                                                                   1.50% on the amount in excess of $1 billion

High Yield Series:                                                 0.50%

Fundamental Growth Series and Focus Value Series:                  0.80 % of first $500 million;
                                                                   0.75% of next $250 million;
                                                                   0.70% of next $500 million;
                                                                   0.65% of next $750 million;
                                                                   and 0.60% thereafter

Global Franchise Series                                            1.00% of the first $250 million;
                                                                   0.90% of the next $250 million; and
                                                                   0.75% thereafter

Global Balanced Series                                             1.00% of the first $75 million;
                                                                   0.85% of the next $75 million;
                                                                   0.80% of the next $75 million; and
                                                                   0.75% thereafter

ING Stock Index Series                                             0.27%

Equity Growth Series                                               0.75% of first $250 million;
                                                                   0.70% of next $250 million;
                                                                   0.65% of the next $500 million; and
                                                                   0.60% thereafter

J.P. Morgan Fleming Small Cap Equity Series                        0.90% of first $200 million;
                                                                   0.85% of next $300 million;
                                                                   0.80% of next $250 million; and
                                                                   0.75% thereafter

International Enhanced EAFE Series                                 1.00% of first $50 million;
                                                                   0.95% of next $200 million;
                                                                   0.90% of next $250 million;
                                                                   0.85% thereafter

Fund For Life                                                      0.25%

--------------------------------------------------------------------------------
     * Directed Services, Inc. has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.36 billion with respect to the Growth Series and in excess of $842 million with respect to the Van Kampen Growth and Income Series through December 31, 2002.

                                   APPENDIX B

DIRECTORS AND EXECUTIVE OFFICERS OF DSI

-------------------------- -------------------------------------------------------------- --------------- ---------------
                                                                                          POSITIONS
NAME                       TITLE                                                          WITH THE TRUST  YEAR OF
                                                                                          TRUST           APPOINTMENT
-------------------------- -------------------------------------------------------------- --------------- ---------------

James R. McInnis           Director and President of DSI since 1997.                      N/A             N/A

                                                                                          Vice President  2002
Stephen J. Preston         Director of DSI since 1993.

Alan G. Holden             Director of DSI since 2002                                     N/A             N/A

                           Senior Vice President, Chief Compliance Officer and            N/A             N/A
David L. Jacobson          Assistant Secretary of DSI since 1993.

David S. Pendergrass                                                                      N/A             N/A
                           Vice President and Treasurer of DSI since 2000.

Kimberly J. Smith          General Counsel and Secretary of DSI since 2002.               Secretary       2002
-------------------------- -------------------------------------------------------------- --------------- ---------------

                                   APPENDIX C

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

         AGREEMENT made this ____ day of _________, 2002, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Jennison Associates LLC. ("Portfolio Manager"), a corporation organized under the laws of the State of Delaware.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

         WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

         WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust's series;

         WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

         1. APPOINTMENT. The Trust and the Manager hereby appoint Portfolio Manager to act as the portfolio manager to the series of the Trust designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services and transactions on behalf of each Series. In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the Series to order deposits and the investment of cash and purchases and sales of securities for the Series' account and in the name of the Trust. This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC. The Portfolio Manager further agrees as follows:

         (A) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager),
(2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

         (B) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

         (C) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

         (D) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

         (E) The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         (F) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         (G) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager's knowledge, had in any material connection with the handling of assets:

                  (I) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                  (II) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                  (III) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

         (H) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

                  (I) That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

                  (II) That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

                  (III) That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

                  (IV) That the Portfolio Manager has full authority to instruct Manager's and Trust's custodian in conformity with its mandate.

                  (V) That in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series' counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

         3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

         Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

         The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption

         5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

         (A) Expenses of all audits by the Trust's independent public accountants;

         (B) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

         (C) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

         (D) Expenses of obtaining quotations for calculating the value of each Series' net assets;

         (E) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

         (F)  Expenses of maintaining the Trust's tax records;

         (G) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

         (H)  Taxes levied against the Trust;

         (I) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

         (J)  Costs, including the interest expense, of borrowing money;

         (K) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

         (L) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

         (M) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

         (N) The Trust's pro rata portion of the fidelity bond required by
Section 17(g) of the 1940 Act, or other insurance premiums;

         (O)  Association membership dues;

         (P) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

         (Q)  Organizational and offering expenses.

         6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

         The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

         7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

         8.  COMPLIANCE.

         (A) The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board of Trustees applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto. The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

         (B) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

         9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

         10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

         Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager of the Trust.

         11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

         (A) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names "Jennison," or any derivative thereof or logos associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

         (B) The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

         (C) The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

         12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

         13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

         14.  INDEMNIFICATION.

         (A) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (B) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (C) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

         (D) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         (E) The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

         15. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Series on the later of the date first indicated above or the date of the commencement of operations of each Series. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date indicated above and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 13, 14, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

         16 NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

The GCG Trust
1475 Dunwoody Drive
West Chester, Pennsylvania  19380
Attention:  Chief Counsel


If to the Manager:

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, Pennsylvania  19380
Attention:  Chief Counsel


If to the Portfolio Manager:

Jennison Associates LLC
466 Lexington Avenue
New York, New York  10017
Attention:  Legal Department


         17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

         18.  USE OF NAME.

         (A) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

         (B) It is understood that the names "Jennison," or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

         19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

         20.  MISCELLANEOUS.

         (A) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

         (B) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (C) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (D) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (E) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                       THE GCG TRUST

Attest                                 By:
      ------------------------            ------------------------------

Title:                                 Title:
      ------------------------               ---------------------------


                                       DIRECTED SERVICES, INC.

Attest                                 By:
      ------------------------            ------------------------------

Title:                                 Title:
      ------------------------               ---------------------------


                                       JENNISON ASSOCIATES LLC

Attest                                 By:
      ------------------------            ------------------------------

Title:                                 Title:
      ------------------------               ---------------------------

                                   SCHEDULE A

         The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Jennison Associates LLC shall act as Portfolio Manager is as follows:

    Equity Opportunity Series (formerly, Capital Appreciation Series)

                                   SCHEDULE B

                       COMPENSATION FOR SERVICES TO SERIES

         For the services provided by Jennison Associates LLC ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series                                       Rate

Equity Opportunity Series

  (formerly Capital Appreciation Series)     0.50% on first $50 million;
                                             0.475% on next $150 million;
                                             0.45% on next $200 million; and
                                             0.40% in excess of $500 million

                                   APPENDIX D

ACTIVITIES AND MANAGEMENT OF JENNISON

         Jennison Associates LLC ("Jennison") is a Delaware limited liability corporation organized on January 1, 1998. It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

         Jennison, located at 466 Lexington Avenue, New York, New York 10017, is a wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential").

         The names and addresses of each Director of Jennison are set forth in the table below.

   ------------------------------------ -------------------------------------- --------------------------------------
   DIRECTOR                             ADDRESS                                PRINCIPAL OCCUPATION
   ------------------------------------ -------------------------------------- --------------------------------------
   John H. Hobbs                        466 Lexington Avenue                   Chairman and Director since 1998;
                                        New York, New York  10017              Chief Executive Officer of Jennison
                                                                               since 1998.  Prior to 1998, various
                                                                               positions to Chairman and Chief
                                                                               Executive Officer, Jennison
                                                                               Associates Capital Corp.
   ------------------------------------ -------------------------------------- --------------------------------------
   Spiros Segalas                       466 Lexington Avenue                   Director since 1998; President and
                                        New York, New York  10017              Chief Investment Officer of Jennison
                                                                               since 1998.  Prior to 1998, various
                                                                               positions to President and Chief
                                                                               Investment Officer, Jennison
                                                                               Associates Capital Corp.
   ------------------------------------ -------------------------------------- --------------------------------------
   Michael A. Del Balso                 466 Lexington Avenue                   Director since 1998; Executive Vice
                                        New York, New York  10017              President of Jennison since 1998.
                                                                               Prior to 1998, various positions to
                                                                               Senior Vice President, Jennison
                                                                               Associates Capital Corp.
   ------------------------------------ -------------------------------------- --------------------------------------
   Karen E. Kohler                      466 Lexington Avenue                   Director since 1998; Executive Vice
                                        New York, New York  10017              President of Jennison since 2000;
                                                                               Treasurer of Jennison since 1999;
                                                                               Chief Compliance Officer of
                                                                               Jennison sinc 1998. Prior to 1998,
                                                                               various positions to Senior Vice
                                                                               President, Chief Compliance
                                                                               Officer of Jennison Associates
                                                                               Capital Corp.
   ------------------------------------ -------------------------------------- --------------------------------------
   Kathleen A. McCarragher              466 Lexington Avenue                   Director since 1998; Executive Vice
                                        New York, New York  10017              President of Jennison since 1998.
                                                                               Managing Director, Weis, Peck &
                                                                               Greer LLC from 1992-1998.
   ------------------------------------ -------------------------------------- --------------------------------------
   Mary-Jane Flaherty                   Gateway Center Three                   Director since 2000; Managing
                                        15th Floor, 100 Mulberry Street        Director, Strategic Initiatives of
                                        Newark, New Jersey  07102              PIM since 1998.  Prior to 1998,
                                                                               various positions to Chief Financial
                                                                               Officer of Prudential Investment
                                                                               Corporation and various positions to
                                                                               Vice President, Prudential.
   ------------------------------------ -------------------------------------- --------------------------------------
   Philip N. Russo                      Gateway Center Three                   Director since 2000; Vice President
                                        15th Floor, 100 Mulberry Street        and Director of PIM since 1999; Vice
                                        Newark, New Jersey  07102              President of Prudential since
                                                                               19997.  Prior to 1997, Managing
                                                                               Director of Bankers Trust Company.
   ------------------------------------ -------------------------------------- --------------------------------------
   Victor Y. Sim                        751 Broad Street                       Director since 2000; Vice President
                                        17th Floor                             of Prudential since 1997.
                                        Newark, New Jersey  07102
   ------------------------------------ -------------------------------------- --------------------------------------
   John R. Strangfeld                   199 Water Street                       Director since 2000; Chief Executive
                                        New York, New York  10292              Officer of Prudential Securities
                                                                               since 2000; Executive Vice
                                                                               President of Prudential since 1998;
                                                                               Chief Executive Officer, Chairman
                                                                               and Director of PIM since 1999;
                                                                               Chairman of Pricoa Capital
                                                                               Group since 1989.  Prior to
                                                                               1998, variou positions to Chief
                                                                               Executive Officer, Private Asset
                                                                               Management Group of Prudential.
   ------------------------------------ -------------------------------------- --------------------------------------
   Kevin C. Uebelein                    CIO Office, 6F, 4-4-1, Nihombashi,     Director since 2000; Chief
                                        Hongoku-cho, Chuo-Ku, Tokyo,           Investment Officer of Gibraltar Life
                                        103-0021, Japan                        Insurance Co., Ltd (Japan) since
                                                                               2001; Senior Managing Director,
                                                                               Mergers & Acquisitions of PIM
                                                                               since 2000. Prior to 2000,  various
                                                                               positions to Managing Director,
                                                                               New Products, Private Asset
                                                                               Management Group of Prudential.
   ------------------------------------ -------------------------------------- --------------------------------------
   Bernard B. Winograd                  Eight Campus Drive                     Director since 2000; President of
                                        4th Floor                              Jennison since 2002, and Director of
                                        Parsippany, New Jersey  07054          PIM since 1996; Chief Executive
                                                                               Officer of Prudential Real Estate
                                                                               Investors since 1986.
   ------------------------------------ -------------------------------------- --------------------------------------


FUNDS ADVISED/SUBADVISED BY JENNISON
------------------------------------

         ----------------------------- -------------------------------- --------------------------------
         FUND                          JENNISON MARKET VALUE AS OF      SUBADVISORY FEES(1)
                                       2002/04/22
         ----------------------------- -------------------------------- --------------------------------
         The Prudential Investment     $955,923,767                     0.30% on first $300 million and
         Portfolios, Inc.-Prudential                                    0.25% on balance.
         Jennison Equity Opportunity
         Fund

         Ohio National Fund, Inc. -    $116,868,844                     0.75% on first $10 million;
         Capital Appreciation                                           0.50% on next $30 million;
         Portfolio                                                      0.35% on next $25 million;
                                                                        0.25% on next $335 million;
                                                                        0.22% on next $600 million and
                                                                        0.20% on balance.

         IDEX Mutual Funds- IDEX       $99,301,094                      0.40% on first $500 million and
         Jennison Equity Opportunity                                    0.35% on balance.
         Fund
         ----------------------------- -------------------------------- --------------------------------

                (1) SUBADVISORY FEES ARE BASED ON AVERAGE DAILY NET ASSETS.



     AFFILIATED BROKER/DEALERS OF JENNISON ASSOCIATES LLC:

         PRUCO Securities Corporation
         Prudential Securities Incorporated (PSI)
         Prudential Investment Management Services LLC
         Wexford Clearing Services Corporation
         Hochman & Baker Securities, Inc.

Total commissions paid to Jennison's affiliated broker, Prudential Securities, Incorporated, for the year ended December 31, 2001, was $1,519,716, which represents 1.06% of the total commissions paid by Jennison.

                             Jennison Associates LLC

                    List of All Parents and Basis of Control

   ------------------------------------ -------------------------------------- ----------------------------
   ENTITY                               ADDRESS                                BASIS OF CONTROL
   ------------------------------------ -------------------------------------- ----------------------------
   Jennison Associates LLC              466 Lexington Avenue, New York, NY
                                        10017

   Prudential Investment Management,    Gateway Center 2
   Inc. ("PIM")                         McCarter Highway & Market Street,      Sole Member of Jennison
                                        Newark, NJ  07102                      /100%/ Equity Interest

   Prudential Asset Management
   Holding Company, Inc.                751 Broad Street
   ("PAM Hold Co")                      Newark, New Jersey, 07102              100% Equity Interest of PIM

   Prudential Financial, Inc.           751 Broad Street                       100% Equity Interest of
                                        Newark, New Jersey, 07102              {PAM Hold Co.)
   ------------------------------------ -------------------------------------- ----------------------------

                               FORM OF PROXY CARD

                                   APPENDIX E

                               FORM OF PROXY CARD

VOTE TODAY

To cast your vote, please read the Proxy Statement and locate your Proxy Card enclosed in this package. You may also vote via Internet or telephone. The Trustees recommend that you vote "FOR" all Proposals

--------------------------------------------------------------------------------
VOTE BY MAIL:              VOTE BY INTERNET:                 VOTE BY TELEPHONE:
--------------------------------------------------------------------------------

1. Simply return your      1. Go to:                         1.Call toll-free
   completed proxy card                                        1-800-597-7836
   in the enclosed            https://vote.proxy-direct.com
   postage-paid envelope.     -----------------------------    Follow the simple
                              Enter your 14 digit              recorded
                              Control number from your         instructions
                              proxy card.

Please do not mail the proxy card if you are voting by Internet or telephone.

FORM OF PROXY

                       Please detach at perforation before
mailing.

PROXY                                                                     PROXY

                                  THE GCG TRUST

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 10, 2002

This Proxy Card shall be voted on the Proposals described in the accompanying Proxy Statement as specified below. The undersigned hereby appoints Kimberly J. Smith and Carolyn Mead, or either of them, as attorneys, with full power of substitution, to vote on behalf of the undersigned at the special meeting of shareholders of The GCG Trust to be held at 1475 Dunwoody Drive, West Chester, Pennsylvania, on July 10, 2002 at 10:00 a.m. Eastern time, and at any adjournment thereof, on the Proposals set forth in the Notice of Meeting dated June 10, 2002 as follows:

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS PROXY. IF NO CHOICE IS INDICATED ON THIS PROXY CARD, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS. IF THE PROXY CARD IS NOT SIGNED AND RECEIVED BY JULY 10, 2002, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE CAST IN THE SAME PROPORTION OF PROXIES "FOR," "AGAINST" AND "ABSTAIN" ON THE ISSUE AS ARE CAST WITH RESPECT TO ALL OTHER SHARES VOTED BY CONTRACT OWNERS AT THE MEETING.

                          VOTE VIA INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-800-597-7836.
                          CONTROL NUMBER:

                          NOTE: Please sign exactly as your
                          name appears on the proxy. All joint
                          contract owners should sign. When
                          signing as executor, administrator,
                          attorney, trustee or guardian or as
                          custodian for a minor, please give
                          full title as such. If a
                          corporation, please sign in full
                          corporate name and indicate the
                          signor's office. If a partner, sign
                          in the partnership name.

                          --------------------------------------------------
                          Signatures

                          --------------------------------------------------
                          Signatures (if held jointly)

                          Dated:____________________

Please fold and detach card at perforation before mailing.

Please fill in box using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSALS LISTED BELOW. If you sign, date and return this Proxy Card but do not fill in a box below, we will vote your shares "For" the Proposal.

1.       TO CONSIDER AND APPROVE A                   FOR    AGAINST    ABSTAIN
         "MANAGER-OF-MANAGERS"
         ARRANGEMENT FOR THE TRUST TO PERMIT THE TRUST AND DIRECTED SERVICES, INC. IN ITS CAPACITY AS THE TRUST'S MANAGER, TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS WITH CERTAIN PORTFOLIO MANAGERS (SUB-ADVISERS) WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

2.       TO CONSIDER AND APPROVE AN                  FOR    AGAINST    ABSTAIN
         AMENDED MANAGEMENT AGREEMENT
         BETWEEN THE TRUST AND DIRECTED
         SERVICES, INC.

3.       TO CONSIDER AND APPROVE A NEW               FOR    AGAINST    ABSTAIN
         PORTFOLIO MANAGEMENT AGREEMENT
         AMONG THE TRUST ON BEHALF OF THE
         CAPITAL APPRECIATION SERIES,
         DIRECTED SERVICES, INC. AND JENNISON
         ASSOCIATES LLC

                    PLEASE SIGN AND DATE FRONT OF THIS CARD.